UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2018

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet of a Registrant

On September 27, 2018, AllianceBernstein L.P. (“AB”) entered into an amended and restated committed, unsecured five-year senior revolving credit facility in a principal amount of up to $800 million with Sanford C. Bernstein & Co., LLC (a wholly-owned subsidiary of AB, “SCB,” and, together with AB, the “Borrowers”), as an additional Borrower, Bank of America, N.A., as Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank, N.A.,  JPMorgan Chase Bank, N.A., HSBC Securities (USA) Inc., Sumitomo Mitsui Banking Corporation and State Street Bank and Trust Company, as joint lead arrangers and joint book managers, and the other lending institutions party thereto (the “Amended and Restated Credit Facility”).  The Amended and Restated Credit Facility amends and restates the existing syndicated revolving credit facility of the Borrowers that was last extended, amended and restated in October 2014 (the “2014 Credit Facility”).

The Amended and Restated Credit Facility amends and restates the 2014 Credit Facility primarily in order to (i) extend the maturity date from October 22, 2019 to September 27, 2023 and (ii) change the aggregate sum of the commitments of the lending institutions party thereto to $800 million.  Pursuant to an accordion feature, the Borrowers may request to increase the facility from time to time by up to $200 million, subject to the conditions set forth in the Amended and Restated Credit Facility. Other than the changes in maturity and size, the Amended and Restated Credit Facility does not include any significant changes in terms and conditions.

The foregoing does not constitute a complete summary of the terms of the Amended and Restated Credit Facility, and reference is made to the complete text of the credit agreement, which is attached hereto as Exhibit 10.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

10.01	Amended and Restated Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: October 3, 2018	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary